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                                                                    Exhibit 99.1

                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE                  TO THE HOLDERS OF:                96-DHC-1
BANK OF                 The Bank of New York, as Trustee under the
     NEW                Lehman Corporate Bond Backed
  YORK
                            CUSIP NUMBER: 219-87J-AB7

in accordance with the Standard Terms and Conditions of Trust,
The Bank of New York, as trustee submits the following cash basis
statement for the period ending:   June 03,2002

INTEREST ACCOUNT
Balance as of December 03,2001                                                                                                 $0.00
      Schedule Income received on securities...................................................                          $533,375.00
      Unscheduled Income received on securities................................................                                $0.00
      Schedule Interest received from Swap Counterparty........................................                                $0.00
      Unscheduled Interest received from Swap Counterparty.....................................                                $0.00
      Interest Received on sale of Securties...................................................                                $0.00
LESS:
      Distribution to Beneficial Holders........................................               $533,375.00
      Distribution to Swap Counterparty.........................................                     $0.00
      Trustee Fees..............................................................                     $0.00
      Fees allocated for third party expenses............................                            $0.00
Balance as of June 03,2002                                                                        Subtotal                     $0.00


PRINCIPAL ACCOUNT
Balance as of December 03,2001                                                                                                 $0.00
      Scheduled Principal payment received on securities.......................................                                $0.00
      Principal received on sale of securities.................................................                                $0.00
LESS:
      Distribution to Beneficial Holders.......................................................      $0.00
      Distribution to Swap Counterparty........................................................      $0.00
Balance as of June 03,2002                                                                        Subtotal                     $0.00
                                                                                                   Balance                     $0.00

                 UNDERLYING SECURITIES HELD AS OF: June 03,2002

                                Title of Security
Principal                       -----------------
Amount                      DAYTON HUDSON CORPORATION
------
 12,550,000                 CUSIP# : 293-753-BP0